UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2008

MIKROS SYSTEMS CORPORATION
 (Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road, Building 2, Suite 208, Princeton, NJ 08540
(Address of Principal Executive Offices) (Zip Code)

(609) 987-1513
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 2, 2008, Thomas J. Meaney, Chief Executive Officer of Mikros Systems Corporation (the “Company”, “we” or “us”), modified the terms of his stock trading plan, which was adopted in accordance with the guidelines of Rule 10b5-1 of the Securities and Exchange Act of 1934 and our policy regarding stock transactions by insiders.  Under the modified 10b5-1 Plan, effective June 1, 2008, the predetermined target sale price of $.50 per share was increased to $.55 per share.  All other terms of Mr. Meaney’s 10b5-1 plan remain unchanged.

Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Date: June 9, 2008	By:	/s/ Thomas J. Meaney
Thomas J. Meaney
Chief Executive Officer